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                                                                EXHIBIT 23.4


                      CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in this registration statement of PLATINUM technology, inc. on Form S-8 of our report dated August 26, 1994, on our audit of the financial statements of Answer Systems, Inc. for the year ended June 30, 1994, which report is included in the 1995 Annual Report on Form 10-K.


/s/ Coopers & Lybrand L.L.P.





San Jose, California
January 29, 1997